Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes
9. Income Taxes
The effective tax rate was (0.04)% and 0
%
for the three months ended September 30, 2021 and 2020, respectively. The effective tax rate was
(0.12)% and 0%
 for the nine months ended September 30, 2021 and 2020, respectively. The difference between the provision for income taxes and the income tax determined by applying the statutory federal income tax rate of
21
% principally results from losses generated in the U.S. where no benefit was recorded because the Company had fully reserved its deferred tax assets as of September 30, 2021 and December 31, 2020 and the recording of uncertain tax positions and interest expense.
The Company’s deferred tax assets principally result from U.S. net operating loss carryforwards and research credits. Utilization of these attributes is dependent upon future levels of taxable income and may be subject to annual limitation due to the “change in ownership provisions” under Section 382 of the Internal Revenue Code. Such limitations may result in the expiration of these attributes before their utilization. The Company is evaluating the impact of the equity transactions that have occurred during the nine months ended September 30, 2021, however it does not believe there will be a material impact to the attributes.
During the nine months ended
September 30, 2021, there were no significant changes to the total amount of unrecognized tax benefits.

13. Income Taxes
The following table presents domestic and foreign components of income (loss) before income taxes (in thousands):

	December 31,
	2020	2019
US	$(9,696)	$(12,672)
Foreign	(4,186)	(1,922)

	$(13,882)	$(14,594)

A summary of the income tax provision is as follows (in thousands):

	December 31,
	2020	2019
Current:
Federal	$—	$—
State	1	1
Foreign	6	107

	7	108

Deferred:
Federal	—	—
State	—	—
Foreign	—	—

	$7	$108

The reconciliation
of the federal statutory income tax rate of 21% to the Company’s effective income tax rate is as follows (in percentage):

	December 31,
	2020	2019
Federal statutory income tax rate	21.0%	21.0%
Foreign Tax	(0.1)%	(0.7)%
Foreign income taxed at non-US rates	(0.2)%	(0.0)%
Other permanent items	(0.9)%	(1.1)%
Research and development tax credits	2.2%	3.0%
Unrecognized tax benefits	(0.7)%	(0.7)%
Increase in Valuation Allowance	(21.7)%	(21.8)%
Others	0.3%	(0.4)%

	(0.1)%	(0.7)%

As discussed in Note 1, SES
Holdings Pte. Ltd. is a Singapore private limited company and was formed in November 2018. As a result of the reorganization the Company undertook in 2018, SES Holdings Pte. Ltd. is also treated as a U.S. taxpayer for U.S. Federal income tax purposes in accordance with Internal Revenue Code Section 7874. SES Holdings Pte. Ltd. is the parent of the U.S. Federal consolidated income tax group.
Significant components of the Company’s net deferred tax assets as of December 31, 2020 and 2019, are as follows (in thousands):

	December 31,
	2020	2019
Deferred tax assets:
Net operating losses	$12,033	$9,142
Research and development tax credits	1,079	709
Accruals and Reserves	624	612
Stock-based compensation	93	65
Other	3	—

Gross deferred tax assets	13,832	10,528
Valuation Allowance	(13,711)	(10,276)

Total deferred tax assets	121	252
Deferred tax liabilities:
Fixed Assets	(121)	(252)

Total deferred tax liabilities	(121)	(252)

Total net deferred tax assets	$—	$—

Recognition of deferred tax assets is appropriate when r
e
alization of such assets is more likely than not. Based upon the weight of available evidence, which includes the Company’s historical operating performance, cumulative net losses, and projected future losses, the Company has determined that it is not more likely than not that its net deferred tax assets will be realized. As a result, the Company has provided a full valuation allowance against its net deferred tax assets. The Company’s valuation allowance increased by $3.4 million and $4.1 million for the years ended December 31, 2020 and 2019, respectively.
As of December 31, 2020, the Company had Federal net operating loss carryforward of approximately $45.7 million, of which $9.2 million is for pre-2018
and $36.4 million is post-2017. As of December 31, 2019, the Company had Federal net operating loss carryforward of approximately $33.4 million, of which $9.2 million

is for
pre-2018
and
$24.1 million is post-2017. The
pre-2018
net operating losses will begin to expire in 2033. The post-2017 Federal net operating losses of $36.4 million will carryforward indefinitely, but can only offset 80% of annual taxable income. The Company also has Massachusetts net operating loss carryforward of approximately $37.8 million, which begins to expire in 2033.
As of December 31, 2020, the Company had Federal research credit carryforward of approximately $0.9 million, which begins to expire in 2033, and Massachusetts research credit carryforward of approximately $0.8 million, which begins to expire in 2030. As of December 31, 2019, the Company had Federal research credit carryforward of approximately $0.6 million, which begins to expire in 2033, and Massachusetts research credit carryforward of approximately $0.6 million, which begins to expire in 2030.
The utilization of the Company’s net operating losses and R&D tax credit carryforwards may be subject to a substantial annual limitation due to the “change in ownership” provisions under Section 382 of the Internal Revenue Code, and similar state provisions. An “ownership change” is generally defined as a greater than 50 percent change (by value) in its equity ownership over a three-year period. The annual limitation may result in the expiration of the net operating loss carryforwards before their utilization. Through December 31, 2018, the Company had completed several financings since its inception, and performed the related analysis which concluded that changes in ownership had occurred, as defined by Sections 382 and 383 of the Internal Revenue Code. Based on the Section 382 analysis, the annual limitation to apply to the pre-2018
net operating losses and research credits is
$0.5 million. To the extent that the Company raises additional equity financing or other changes in the ownership interest of significant stockholders occurs, additional tax attributes may become subject to an annual limitation. This could further limit the amount of tax attributes that can be utilized annually to offset future taxable income or tax liabilities.
The Company is subject to income taxes in the U.S. Federal, state, and various foreign jurisdictions. Tax regulations within each jurisdiction are subject to the interpretation of the related tax laws and regulations and require significant judgment to apply. The Company’s tax years remain open for examination within the U.S. for all years, until such time as the net operating losses are initially utilized. The Company’s tax years remain open for examination by foreign authorities beginning with the tax year ended December 31, 2018.
The Company records unrecognized tax benefits in accordance with ASC
740-10,
Income Taxes
.
ASC 740-10
which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of uncertain tax positions taken or expected to be taken in the Company’s income tax return and also provides guidance on de-recognition,
classification, interest and penalties, accounting in interim periods, disclosure, and transition.
A reconciliation of the beginning and ending balances of unrecognized tax benefits is as follows (in thousands):

	December 31,
	2020	2019
Beginning of the year	$707	$—
Increase - current year positions	760	600
Increase - prior year positions	—	107

End of the year	$1,467	$707

As of December 31, 2020 and 2019, the total amount of unrecognized tax benefits was $1.5 million and $0.7 million which would affect income tax expense, if recognized, after consideration of any valuation allowance. The Company does not expect the unrecognized tax benefits to change significantly over the next 12 months.
The Company includes interest and penalties related to unrecognized tax benefits within the benefit from (provision for) income taxes. As of the years ended December 31, 2020 and 2019, the total amount of gross interest accrued in each year was not material.